TerreStar

Mobile Communications. Redefined.

TerreStar

Jefferies 7th Annual Communications Conference
September 17, 2009

Safe Harbor
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,”
“intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Overview of TerreStar Networks
• Owned by U.S. publicly-traded TerreStar Corporation
 – (NASDAQ: TSTR)
• Funded into 2010
 – Viable, stable and innovating
• Unique spectrum position
 – 20 MHz of spectrum in 2.0 GHz range (ATC eligible)
 – 8 MHz of nationwide 1.4 spectrum
• Most advanced, powerful commercial communications satellite
 – Launched July 1, 2009
 – First call over satellite using smartphones with no external antennas completed July 19, 2009
• Channel partners in place
• Government CRADA extended through Oct 2010
• Holistic Technology Ecosystem
 – Integrated satellite/ ground-based design
 – Flexible device form factors
 • Handsets similar to today’s cellular devices
 • Mobile data modems
 • Chipsets for OEM integration
 • Typical mobile devices can be enabled

TerreStar Corporate Structure
TerreStar Corporation
(NASDAQ: TSTR)
MVH Holdings, Inc.
Motient Ventures
Holdings, Inc.
TerreStar Networks
Inc.
TerreStar Networks
Holdings, Canada, Inc.
(Canada Inc.)
TerreStar Global,
Ltd.
(a Bermuda Company)
TerreStar Europe, Ltd.
(a UK Company)
TerreStar National
Services, Inc.
(Government Sub)
TerreStar
License, Inc.
(License Sub)
4506901
Canada Inc
TerreStar Networks
Canada, Inc.
(Canada Inc.)
Holds 8MHz of 1.4GHz terrestrial spectrum
Holdings structured to comply with Canadian foreign ownership rules
Legal entity indirectly holding 20MHz of 2.0 GHz Spectrum

Alaska
Canada
Hawaii
United States
Puerto Rico
U.S. Virgin Islands
TerreStar Coverage Map
Spot beams respond dynamically to usage requirement
2GHz MSS Satellite Direct
ATC Using MSS 2GHz Frequency
Ku - Band Feeder Links
Geographically Diverse Earth Stations
Standard Communication Networks
IP Cloud/ PSTN

TerreStar

Integrated Network Architecture

NASDAQ WELCOME
TERRESTAR CORPORAT
NASDAQ LISTED [TSTR
AUGUST 16, 2007
TerreStar
NASDAQ
voice mail
Connected to satellite
e-mail
Satellite Mode Guide
Switch to Cellular

Significant Development Progress
TerreStar Networks Strategy
• Spectrum Perfected, License Secured
 – Successful Satellite Launch
 – Call Completed Over Satellite with Integrated Satellite-Terrestrial Devices
 – All FCC and IC Milestones Achieved
• Minimize Risk
 – Experienced Management
 – Market-Defining Technology
 – Tier 1 Partners and Suppliers
• Prudent Capital Plan
 – Targeted and Prioritized Technology Spend
 – Aggressive Operating Expense Reduction
 – Restructured Agreements with Partners and Suppliers

TerreStar

Mobile Communications. Redefined.

TerreStar

Significant Assets and Capabilities
Assets	Capabilities
• Most powerful two-way commercial communications
 satellite ever launched -- in IOT and performing well
• TerreStar-2 underway
• 2 Satellite Gateways licensed, ground segments
 completed -- in testing
• ATC global IP license portfolio
• Beam coverage: United States, Canada, Puerto Rico, Hawaii, Alaska and US Virgin Islands • Capable of generating approximately 500 simultaneous spot beams
Significant 2 GHz Ecosystem

Satellite Partners	LORAL Space & Communications; arianespace service & solutions
Devices Partners	QUALCOMM; EB; infineon; TechFaith
OSS/BSS Partners	ams; CGI; accenture
Network Partners	HUGHES; CISCO; Nokia Siemens Networks

TerreStar

Industry-Leading Partners and Suppliers
Critical Partner Ecosystem is in Place and Executing to Plan

ALL IP
NETWORK
AVAILABILITY
JULY
2009
Q1
Q2
Q3
Q4
SERVICE
AVAILABILITY

TerreStar

Key Dates in 2009
Complete Satellite simulated
calls with ground network
Final Satellite review for
shipment to launch base
Commence Core Network/IT
Development Program
TerreStar-1 Launch
TerreStar Network
Operational
EB Commercial Terminals
ready
Final hardware and software
certification to perfect
spectrum
PTCRB (industry)
certification
Core Services available
Voice Service
Email
Mobile Web

TSN
Start
voice mail
11:02
Connected to satellite
Switch to cellular mode
e-mail
Satellite Mode Guide
Switch to Cellular
OK

- Customizable
- User Interface
- Terrestrial
- Satellite
- Form Factor

TerreStar

Integrated Satellite Terrestrial Smartphone
Reference Design for TerreStar by EB

• Components usable by any ODM
• Windows Mobile Professional 6.5
• Touch Screen
• QWERTY Keyboard
• Dual-band WCDMA (850 and 1900)
• Quad-band GSM/EGPRS (850,900,1800,1900)
• Wi-Fi
• Bluetooth
• 2.x GHz GMR-3G
• No external antenna
• Conventional Size & Weight
 – 4.2” x 2.5” x 0.8”
 – 5.2 ounces (with battery)

Next Generation Chipsets
Infineon	Qualcomm
• Software Defined Radio – Programmable protocols – Support for all major frequency bands • High volume / Low cost chips • Lower power consumption	• Qualcomm Chipset – sHRPD Satellite Protocol in future chips • Significant downstream channels • High volume / Low cost chips • Universal - 3GPP, 3GPP2, CDMA
Hughes Network Systems	Alcatel-Lucent
• Native support for GMR3-G Satellite Protocol	• Leverage Commercial Base Stations – Higher Volumes
GSM/HSPA/LTE/GMR-3G
CDMA/HRPD(EVDO)HSPA+/LTE/sHRP
D
Chipset
Satellite Base
Stations

System	Voice/Data Capabilities	Handsets / Terminals	Other
TerreStar				
ICO				
SkyTerra Communications				
iridium				
Globalstar				
inmarsat				

TerreStar

Competitive Overview
• Next generation system with configurable spot beams	• Voice, data up to 400 kbps • Broadcast mobile video capable	• PDA size GSM/satellite handsets, priced slightly higher than standard cellular PDAs (~$700 initially, ~$500 with volume)	• NA
• Next generation system with configurable spot beams	• Mobile video to vehicle platform (MIM - Mobile Interactive Media) for video and two-way messaging	• NA	• NA
• Legacy system • GEO two satellites covering N, central and part of S. America	• NA	• Large expensive terminals $4000+	• Planned next generation system similar to TerreStar’s
• Legacy system	• 2.4k voice, 2.4k data	• Large expensive handsets ($1500 handset)	• $1-2/min
• Legacy system	• Voice, data up to 9.6 kbps	• Large expensive handsets	• Failing satellite system
• Legacy system	• Voice, data up to 492 kbps	• Very large, expensive terminals & devices	• NA

Roam-In Business Model
• Definition: Roam-In Service
 – Effectively allows customers of GSM carriers to “roam-in” to satellite coverage
 – Requires GSM customers to purchase a satellite enabled handset
• Roam-In Business Model
 – GSM carriers will pay a monthly recurring charge per subscriber and usage
 – Introduced as an additional service feature from GSM operators, and would appear on the customer’s bill from the carrier
 – Satellite usage charges will appear as roaming charges on the customers bill

• Risk averse business and
 consumers willing to pay a
 premium for safety and peace of
 mind
• For use primarily in emergency
 situations
• Adventurous travelers to parks and
 nature areas, leisure boaters,
 ATV/4x4/snowmobilers, mountain
 bikers…
• For use in emergencies and
 occasional communications
• Need for communication and vertical
 applications for business continuity
 and in remote areas
• All enterprise markets, including
 finance & insurance, transportation &
 logistics, extractive industries, oil &
 gas, agriculture, forestry, etc.
• Consumers and small business users
 living/working in areas where
 terrestrial coverage is poor
• For use for basic communication
Safety Conscious
Outdoor Adventurers
Industry/Enterprise
Rural Population
• First Responders, Public Safety
 Personnel & Essential Mission Critical
 Personnel
• Continuous coverage when terrestrial
 networks are unavailable
Government & Public Safety
A number of wireless market segments would benefit from the addition of TerreStar service capabilities
Addressable Wireless Market Segments

Purchase Interest: Addressable Market
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$20.00
$15.00
$10.00
$5.00
$-
Access Price Premium over Standard Cellular
"Definitely Purchase"
"Probably Purchase"

Source: Frost & Sullivan Ubiquitous Coverage Survey January 2008

Integrated Satellite/cellular
Addressable Market in 000s
839
549
3,878
11,778
20,684
Government
Industry Verticals
Outdoor Adventurer
General Business
General Consumer
Total Addressable Market: 38 million

TerreStar

• At a $20 monthly premium, almost 20% of cellular
 subscribers indicated an interest in purchasing integrated
 cellular/satellite services
• This equates to a potential total addressable market size of over 50M (270M US cellular market x 19.5% = 53M)
• 10% of business cellular subscribers indicated they would
 definitely purchase at a $20 premium
• Bottom-up approach to defining addressable market results
 in 38M market size
• Achieving 38M market size depends on bringing equipment
 costs down to no more than $50 premium over standard
 cellular devices
• Earliest adopters will be government/public safety, industry verticals, and outdoor adventurers
Source: Sources: US Bureau of labor statistics , National Fire Protection Association,
Department of Justice website, Office of Management and Budget, FEMA website,
National Survey on Recreation and the Environment, USDA Forest Service, National
Marine Manufacturers Association, US Census Bureau, TerreStar market feedback and analysis

US Market of ~50M for integrated terrestrial/satellite
service
Breakdown of US Integrated Satellite/Cellular Market
Breakdown of US Market Segments

Financials

Consolidated Condensed Balance Sheet 6/30/09
Unaudited ($ in millions)

Cash and Cash Equivalents	$111.0	Accounts Payable and Accrued Expense	$20.0
Other Current Assets	10.0	Dividend Payable on Series A & B	5.0
Total Current Assets	$121.0	Total Current Liabilities	$25.0

Fixed Assets, Net	$818.0	Notes and Accrued Interest, Net of Discount	$839.0
Intangible Assets, Net	350.0	Other Long Term Liabilities	18.0
Other Long Term Assets	14.0	Total Long Term Liabilities	$857.0
Total Long Term Assets	$1,182.0
		Series A Convertible Preferred Stock	90.0
		Series B Convertible Preferred Stock	319.0
		All Other Equity and APIC	1,206.0
		Accumulated Deficit	(1,194.0)
		Total Shareholder's Equity	$421.0
Total Assets	$1,303.0	Total Liabilities and Shareholder's Equity	$1,303.0

Projected Capital Expenditures ($ in millions) July 2009 - June 2010
Capital Expenditure Contractual Commitments (1)     $77.0
(1) Includes TerreStar-1 orbital incentive payments and handset/chipset costs. TerreStar-2 construction funded by Credit
Agreement.

TerreStar Current Capitalization and Market Value

($Millions, except share price)	As of June 30, 2009

	Book Value	Current Market Price (1)	Market Value
Current Share Price as of 6/30/09	$1.53		$1.53
Common Shares Outstanding	139.2		139.2
Options, Warrants and Convertible Instruments	30.8		30.8
Fully Diluted Shares Outstanding	170.0		170.0
Equity Value	$260.1		$260.1

Plus:
TerreStar Networks 16.5% Notes due February 15, 2014	774.6	50.0%	387.3
TerreStar Networks 6.5% Exchangeable PIK Notes due June 15, 2014	165.8		165.8
TerreStar-2 14% Purchase Money Credit Agreement due February 5, 2013	39.5		39.5
Total Debt	979.9		592.6

Plus:
Series A Preferred Stock	90.0		90.0
Series B Preferred Stock	318.5		318.5
Series C Preferred Stock	0.0		0.0
Series D Preferred Stock	0.0		0.0
Series E Junior Preferred Stock	0.0		0.0
Total Preferred	408.5		408.5

Less: Cash and Cash Equivalents	110.8		110.8

Total Enterprise Value	$1537.70		$1150.40

Source: Company filings
(1) Per Broadpoint Capital
Senior Secured PIK Notes:
Face Amount  $550M
Maturity: 2/14/2014
PIK Interest: PIK thru 2/2011 at
 16.5% on 2/15 & 8/15
Senior Exchangeable Notes:
Face Amount: $150M
Maturity: 6/15/2014
Interest & Conversion: PIK thru 2/2011 at
  6.5% interest
 Convertible into
 TSTR shares at
 $5.57/share
TerreStar-2 Credit Agreement:
Face Amount: $100M -
 outstanding $39.5M
Maturity: 2/5/2013
Interest:  PIK thru 2/2012 at
 14% interest
Preferred Stock:
Series A: $90M
Series B: $318.5M
Due 4/15/2010
Convertible into TSTR shares at $33.33/share.
Dividends Cash Paid or PIK’d on 4/15 & 10/15
Series E:
1.9M shares convertible into TSTR shares at a
rate of 25:1. 1.2M issued on 6/10/2008

Questions?